UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Voxware, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Lawrenceville Office Park

168 Franklin Corner Road

Lawrenceville, New Jersey 08648

(609) 514-4100

October [    ], 2004

Dear Fellow Stockholder:

You are cordially invited to attend our annual meeting of stockholders to be held at 9:00 a.m. (local time), on November 29, 2004 at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey.

The Notice of Annual Meeting and proxy statement on the following pages describe the matters to be presented at the annual meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,
Thomas J. Drury, Jr.
President and Chief Executive Officer

VOXWARE, INC.

Lawrenceville Office Park

168 Franklin Corner Road

Lawrenceville, New Jersey 08648

(609) 514-4100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 29, 2004

The annual meeting of stockholders of Voxware, Inc. (the “Company”) will be held at the offices of Morgan, Lewis & Bockius LLP, located at 502 Carnegie Center, Princeton, New Jersey, on November 29, 2004 at 9:00 a.m. (local time) for the following purposes:

(1)	To elect one Class I Director to serve until the next annual meeting of stockholders in which his class is due for election or until his successor shall have been duly elected and qualified;

(2)	To amend the Company’s Amended and Restated Certificate of Incorporation to (i) increase the maximum number of authorized shares of the Company’s common stock, $0.001 par value (the “Common Stock”), from 1,035,000,000 shares to 1,500,000,000 shares and (ii) eliminate the authorization of our Series B Convertible Preferred Stock;

(3)	To amend the Company’s 2003 Stock Incentive Plan (the “2003 Stock Plan”) to (i) increase the maximum number of shares of the Company’s Common Stock available for issuance under the 2003 Stock Plan from 90,000,000 shares to 184,050,000 shares and (ii) reserve an additional 94,050,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under our 2003 Stock Plan;

(4)	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2005; and

(5)	To transact such other business as may properly come before the meeting.

Holders of our Series D Convertible Preferred Stock and Common Stock of record at the close of business on October 14, 2004 (the “Stockholders”), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such Stockholders will be open to the examination of any Stockholder at the Company’s principal executive offices at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648 for a period of ten (10) days prior to the Meeting and will be available for examination on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder of record entitled to vote at the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

Paul Commons
Secretary

Lawrenceville, New Jersey
October [ ], 2004

The Company’s 2004 Annual Report Accompanies the Proxy Statement.

VOXWARE, INC.

Lawrenceville Office Park

168 Franklin Corner Road

Lawrenceville, New Jersey, 08648

(609) 514-4100

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Voxware, Inc. (“Voxware”, “we”, “us” or “our”) of proxies to be voted at the Annual Meeting of Stockholders of Voxware to be held on Monday, November 29, 2004 (the “Meeting”), at the offices of Morgan, Lewis & Bockius LLP, 650 College Road East, Princeton, New Jersey, at 9:00 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of Series D Convertible Preferred Stock, $0.001 par value (the “Series D Preferred Stock”) and Common Stock, $0.001 par value (the “Common Stock”), as of the close of business on October 14, 2004, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were [            ] shares of Series D Preferred Stock and [            ] shares of Common Stock issued and outstanding and entitled to vote. Each share of Series D Preferred Stock and each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Accordingly, there are an aggregate of [            ] votes entitled to be cast at the Meeting, [            ] of which are held by the holders of Series D Preferred and [            ] of which are held by the holders of Common Stock. Pursuant to our Amended and Restated Certificate of Incorporation, all of the outstanding shares of Series B Convertible Preferred Stock converted into shares of Common Stock on April 5, 2004. Accordingly, as of the close of business on October 14, 2004, there were no holders of record of our Series B Convertible Preferred Stock.

If proxies in the accompanying form are properly executed and returned, the shares of Series D Convertible Preferred Stock and Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Series D Convertible Preferred Stock and Common Stock represented by the proxies will be voted: (i) FOR the election of the Class I Director nominee for which they are entitled to vote; (ii) FOR the proposal to amend our Amended and Restated Certificate of Incorporation to (a) increase the number of authorized shares of our Common Stock from 1,035,000,000 shares to 1,500,000,000 shares, and (b) eliminate the authorization of our Series B Convertible Preferred Stock; (iii) FOR the proposal to amend our 2003 Stock Plan, to (a) increase the maximum number of shares of our Common Stock available for issuance under our 2003 Stock Plan from 90,000,000 shares to 184,050,000 shares and (b) reserve an additional 94,050,000 shares of our Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under our 2003 Stock Plan; (iv) FOR the ratification of the appointment of BDO Seidman, LLP, as our independent registered public accounting firm for the fiscal year ending June 30, 2005; and (v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

Except as provided below, the presence, in person or by proxy, of holders of shares of Series D Convertible Preferred Stock and Common Stock having a majority of the votes entitled to be cast at the Meeting shall generally constitute a quorum. Pursuant to our Amended and Restated Certificate of Incorporation, the holders of shares of Series D Preferred Stock, voting separately as one class, are entitled to elect four of our directors, one of whom is a Class I Director nominee (the “Series D Director Nominee”). The presence, in person or by proxy, of the holders of at least a majority in interest of the outstanding shares of Series D Preferred Stock constitute a quorum with respect to the election of the Series D Director Nominee. Accordingly, the affirmative vote by the holders of a plurality of the shares of Series D Preferred Stock represented at the Meeting is required for the election of the Series D Director Nominee, provided a quorum is present in person or by proxy. The affirmative vote of a majority of the shares of outstanding Series D Preferred Stock and Common Stock, voting together as a single class on an as converted to Common Stock basis, is required to amend our Amended and Restated Certificate of Incorporation to increase our authorized shares and eliminate the authorization of our Series B Convertible Preferred Stock. Provided a quorum is present in person or by proxy, all other actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of stockholders possessing a majority of the voting power represented at the Meeting.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present, but are not counted for purposes of determining whether a proposal has been approved, and thus have no effect on the outcome.

This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about October [25], 2004. The Annual Report to Stockholders of Voxware for the fiscal year ended June 30, 2004 (“Fiscal 2004”), including financial statements (the “Annual Report”), is being mailed together with this Proxy Statement to all stockholders of record as of October 14, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of October 14, 2004.

ELECTION OF DIRECTORS

General

We currently have six directors. In accordance with our Amended and Restated Certificate of Incorporation, the terms of office of the members of our Board of Directors are divided into three classes: Class I, whose term will expire on the day of the first annual meeting of stockholders following the year ended June 30, 2003 (the “2004 Annual Meeting”); Class II, whose term will expire on the day of the annual meeting of stockholders next succeeding this Meeting (the “2005 Annual Meeting”); and Class III, whose term will expire on the day of the annual meeting of stockholders succeeding the 2005 Annual Meeting (the “2006 Annual Meeting”). At each Annual Meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

We did not hold an annual meeting of stockholders following the year ended June 30, 2003. Accordingly, at this Meeting, one Class I Director is to be elected to hold office until the 2007 Annual Meeting (the annual meeting of stockholders succeeding the 2006 Annual Meeting), or until his successor shall have been elected and qualified.

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the annual meeting for the election of the nominee named below as director to serve until the next annual meeting in which his class is due for election or until his successor is duly elected and qualified.

Information Regarding Nominee for Election as Director

The Board of Directors currently has six members, one of whom is a nominee for election.

The nominee for election to the Board of Directors is:

Name	Age	Served as a Director Since	Class	Positions with the Company
Ross T. Martinson (2) (4)	49	2003	I	Director

In addition, the following members of the Board of Directors are not presently nominees for election, but will, except as otherwise disclosed, serve until the next annual meeting in which their respective class is due for election or until their successors are duly elected and qualified:

Name	Age	Served as a Director Since	Class	Positions with the Company
David B. Levi (1)(2)	71	1998	II	Director
Michael Janis (2)	60	2003	II	Director
Joseph A. Allegra (1)(3)	51	2003	III	Director and Chairman of the Board
Glenn T. Rieger (1)(3) (5)	46	2003	III	Director
Thomas J. Drury, Jr. (3)	57	2004	III	President, Chief Executive Officer and Director

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Series D Director Nominee.
(5)	Mr. Rieger has notified the Board that he intends to resign from the Board shortly and the Board intends to elect a new member to the Board to fill the vacancy upon Mr. Rieger’s resignation.

The following information about the principal occupation or employment, other affiliations, and business experience of the nominees above has been furnished to us by the nominees:

Ross T. Martinson has served as a director of Voxware since June 2003. Mr. Martinson is a General Partner and Chief Financial Officer at Edison Venture Fund. Mr. Martinson joined Edison in 1989 and is responsible for finance, reporting and portfolio company data analysis. He represents Edison as a director of three portfolio companies. Previously, he was Controller of American Express Leasing and ABB Financial Services. For six years, Mr. Martinson was a Vice President with the securities firm of Kidder, Peabody. His positions include Director of Financial Consulting and Director of Corporate Financial Management Information. He was also Senior Auditor with the public accounting firm of Arthur Andersen. He received a B.A. in Economics from Yale University with honors, and an M.B.A. from New York University. He is an Advisory Board Member of the Private Equity CFO Association and New Jersey Technology Council CFO Network. Mr. Martinson was a Certified Public Accountant.

The following information about the principal occupation or employment, other affiliations, and business experience of each member of the Board of Directors not presently a nominee for election, but who will serve until the next annual meeting in which their respective class is due for election or until their successors are duly elected and qualified, has been furnished to us by each such director, respectively:

Thomas J. Drury, Jr. has served as our President, CEO and as a director of the Company since January 2004. Prior to joining Voxware, from June 2000 to December 2003, Mr. Drury was a partner and Chief Operating Officer of BaseCamp Ventures L.L.C., an early stage venture capital investment partnership. From September 1994 to June 2000, he served as President and CEO of Sensar, Inc., which developed hardware and software for the biometrics industry. Prior to that, Mr. Drury served as President and CEO of Micro Dynamics, Ltd., a document imaging software company; and President and CEO of Urix Corporation, a voice processing equipment and software company. Mr. Drury graduated Cum Laude from St. Peter’s College with a B.S. in Computer Science.

David B. Levi has served as a director of Voxware since January 1998. Mr. Levi served as President of Natural MicroSystems Corporation, a provider of hardware and software for developers of high-value telecommunications solutions, from June 1991 to April 1995. In November 1995, Mr. Levi became President of Voice Processing Corp (VPC), where he was instrumental in arranging a merger of VPC with Voice Control Systems, Inc. (VCS), a supplier of telecommunications-based speech recognition systems, in November 1996, and Mr. Levi served as Chief Operating Officer of VCS until his retirement in October 1997. Prior to 1991, Mr. Levi held Chief Executive Officer and Chief Operating Officer positions at Raytheon Data Systems, Centronics Data Computer Corp. and Raster Technologies Inc., and consulted to Regional Bell Operating Companies. He is currently on the Boards of Directors of Microlog Inc., NetLearning Inc. and Emotional Baggage Inc., and on the Board of Trustees of The Harvard Radio Broadcasting Co. Mr. Levi has also served on the Boards of Directors of PictureTel, Inc., AmPro Inc., Media Unbound and Lanyon Limited. Mr. Levi is a member of The National Association of Corporate Directors and of Walnut, an angel investor group. Mr. Levi holds an A.B. from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration.

Michael Janis has served as a director of Voxware since June 27, 2003. Mr. Janis has been President and CEO of The Janis Group, Inc. (JGI) (f/k/a Software Plus, Inc.), since 1982. Prior to founding JGI in 1982, he completed a 15 year career at IBM, where he held a number of management positions including Branch Manager, Regional Manager and Administration Assistant to IBM’s CEO, John Opel. Mr. Janis earned a B.S. in Political Science from Princeton University in 1966.

Joseph A. Allegra has served as a director of Voxware since June 27, 2003. Mr. Allegra currently is a General Partner at the Edison Venture Fund. He serves as a director of six Edison investments: Connextive, Ripple Technologies, VirtualEdge, Taratec, Log-net and Maptuit. Previously, from 1989 to 2000, Mr. Allegra was co-founder and CEO of Princeton Softech. From 1988 to 1989, he was VP of R&D for Computer Associates ( CA ), following its acquisition of Applied Data Research ( ADR ). He was a product manager, led product support and headed R&D at CA and ADR during a 12-year period. Mr. Allegra co-founded the Software Association of New Jersey and was Chairman of the New Jersey Technology Council. He was also a management consultant for several technology companies. Mr. Allegra received a B.A. in Economics and Computer Science from Rutgers University and an M.B.A. in Information Systems from New York University Stern School of Business.

Glenn T. Rieger has served as a director of Voxware since June 27, 2003. Mr. Rieger has been President of Cross Atlantic Capital Partners, Inc. since April 1999. Mr. Rieger served as Senior Vice President in charge of business development for Safeguard Scientifics from January 1998 to March 1999, and prior to that held the position of Vice President from October 1994 to December 1997. He also served as a business partner and director for five of Safeguard’s partnership companies. Prior to joining Safeguard, from January 1991 to September 1994, Mr. Rieger had been a managing director of Valley Forge Capital Group Ltd., a boutique investment banking firm specializing in mergers and acquisitions, and from October 1998 to June 1990, he served as CEO of Atlantic

Financial Savings Bank. Mr. Rieger currently serves as a director on the following Boards: Ecount, The Crucible Corporation, GAIN Capital, Greater Philadelphia Venture Group, The Haverford School, Management Dynamics, Inc. and Rubicon Technology, Inc. Mr. Rieger is a graduate of Colby College and has an M.B.A. from the Wharton School of the University of Pennsylvania.

None of our directors is related to any other director or to any of our executive officers.

The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.

Resignation of Director

Bathsheba J. Malsheen, Ph.D., the President, Chief Executive Officer and a member of the Board of Directors of the Company, resigned as President and Chief Executive Officer of the Company on January 5, 2004. Dr. Malsheen resigned from the Board of Directors as a Class III Director on April 1, 2004.

Eli Porat resigned from the Board of Directors as a Class I Director on July 22, 2004.

Voting Agreement

The Company’s Amended and Restated Certificate of Incorporation provides for a maximum of seven directors. The holders of all classes of capital stock of the Company, voting together on an as converted to Common Stock basis shall be entitled to elect three directors of the Company. The holders of the Series D Preferred Stock, voting separately as one class, shall be entitled to elect four directors of the Company, three of which directors (the “Edison Directors”) shall be nominated by Edison Venture Fund V, L.P. (“Edison”), and one of which directors (the “Cross Atlantic Director”) shall be nominated by Cross Atlantic Technology Fund II, L.P. (“Cross Atlantic”). A vacancy in any directorship elected by the holders of the Series D Preferred Stock shall be filled only by a person nominated by (i) Edison, if such directorship was one filled by a director nominated by Edison, or (ii) Cross Atlantic, if such directorship was one filled by a director nominated by Cross Atlantic, in each case with such new director to be ratified at the next succeeding annual meeting of stockholders (or written consent in lieu thereof) at which his or her respective term as a director expires, if such new director is nominated at such meeting (or written consent in lieu thereof), by vote or written consent of the holders of the Series D Preferred Stock, consenting or voting, as the case may be, separately as one class. The directors to be elected by the holders of the Series D Preferred Stock, voting separately as one class, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of stockholders at which their respective term as a director expires and until their successors have been elected and qualified.

Upon Edison and Cross Atlantic holding, in the aggregate, less than 40% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to three, and Edison will lose the right to nominate one of the Edison Directors. Then, upon Edison and Cross Atlantic holding, in the aggregate, less than 30% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to two, and Edison will lose the right to nominate an additional Edison Director. Next, upon Edison and Cross Atlantic holding, in the aggregate, less than 20% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to one, and Cross Atlantic will lose the right to nominate the Cross Atlantic Director. Finally, upon Edison and Cross Atlantic holding, in the aggregate, less than 10% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to zero, and Edison will lose the right to nominate its remaining Edison Director.

Notwithstanding any of the percentages noted in the paragraph immediately above, in the event that Edison or Cross Atlantic, respectively, no longer holds any shares of the Series D Preferred Stock, such party shall no longer be entitled to nominate any members of the Board of Directors and the other party, to the extent permitted based on the percentages noted in the paragraph immediately above, shall have the right to nominate any remaining Board positions. In determining the percentages and the number of shares of Series D Preferred Stock outstanding, (i) any shares of Common Stock issued upon the conversion of the Series D Preferred Stock and (ii) any shares transferred by Edison or Cross Atlantic to any person (a) who is an affiliated person of Edison or Cross Atlantic, as that term is defined in the Investment Company Act of 1940, or (b) who is a partner of Edison or Cross Atlantic, shall be included in such determinations.

Corporate Governance Guidelines

Our Board of Directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Voxware and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•	the principal responsibility of the directors is to oversee the management of Voxware;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program, and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Independence

Based upon our ownership and the current constitution of our Board of Directors, we do not currently meet the director independence standards pursuant to the rules of NASDAQ. As a Company that trades on the OTC-Bulletin Board, however, we are not required to meet such director independence standards. We will comply with director independence standards upon the earlier of (i) the decision of our Board of Directors to do so, (ii) applicable governing rules and (iii) our listing on a national exchange or national association.

Committees and Meetings of the Board

There were eleven regular meetings of the Board of Directors during fiscal 2004, either in person or by teleconference. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods such director served).

The Board of Directors has three standing committees – the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee – each which operates under a charter that has been approved by the Board. Although these charters are not currently available on our website, we will include a copy of such charters as an appendix to our proxy statement as required.

Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in our current Audit Committee Charter adopted on August 27, 2004 and attached hereto as Appendix A, include:

•	evaluating and recommending to the Board of Directors the engagement of our independent auditors;

•	reviewing the results of their audit findings;

•	reviewing our periodic reports filed with the Securities and Exchange Commission; and

•	monitoring on a periodic basis our internal controls.

During fiscal 2004, the Audit Committee was comprised of Messrs. Levi, Janis and Porat. In July 2004, upon Mr. Porat’s resignation from the Board, Mr. Martinson was appointed to serve on the Audit Committee with Messrs. Levi and Janis. The Audit Committee currently is comprised of Messrs. Levi, Janis and Martinson. The Audit Committee held two meetings in fiscal 2004.

Our Board of Directors has determined that Mr. Levi, a current director and member of the Audit Committee, is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

Compensation Committee. The primary responsibilities of the Compensation Committee, as more fully set forth in our current Compensation Committee Charter adopted on August 27, 2004 and attached hereto as Appendix B, include:

•	reviewing and approving, or recommending for approval by the Board of Directors, the salaries and incentive compensation of our executive officers;

•	administering our stock option plans; and

•	reviewing and making recommendations to our Board of Directors regarding these matters.

During fiscal 2004, the Compensation Committee was comprised of Messrs. Levi, Allegra and Rieger. The Compensation Committee currently is comprised of Messrs. Levi, Allegra and Rieger. The Compensation Committee held one meeting in fiscal 2004.

Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee, as more fully set forth in our current Nominating and Corporate Governance Committee Charter adopted on August 27, 2004 and attached hereto as Appendix C, include:

•	evaluating and recommending to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders;

•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to Voxware; and

•	overseeing the evaluation of the Board of Directors.

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Drury, Allegra and Rieger. The Nominating and Corporate Governance Committee was established in August 2004 and therefore held no meetings in fiscal 2004.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria contained in the Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Voxware, Inc., 168 Franklin Corner Road, Lawrenceville, New Jersey 08648. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with our Directors

Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from stockholders, and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to: Board of Directors, c/o Corporate Secretary, Voxware, Inc., 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Report of the Audit Committee

The Audit Committee has furnished the following report:

To the Board of Directors of Voxware, Inc.:

The Audit Committee of the Company’s Board of Directors is currently composed of three members and acts under a written charter adopted on August 27, 2004. The current members of the Audit Committee possess the financial sophistication required by our charter and applicable rules. The Audit Committee held two meetings during fiscal 2004.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management and the independent registered public accounting firm, the following:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of the Company’s financial statements;

•	the independent registered public accounting firm’s review of the Company’s unaudited interim financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with the Company’s management the Company’s audited financial statements for the year ended June 30, 2004. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards Nos. 61, 89 and 90 (Communication with Audit Committees) with the Company’s independent registered public accounting firm. These standards require the Company’s independent registered public accounting firm to discuss with the Company’s Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates, and the basis for the registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence, and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K.

By the Audit Committee of the Board of Directors of Voxware, Inc., as currently constituted

David B. Levi
Michael Janis
Ross T. Martinson

Compensation of Directors

Our 1998 Stock Option Plan for Non-Employee Directors was adopted by the Board of Directors in October 1997 and approved by our stockholders in January 1998. The Plan provides for the automatic grant of options to purchase shares of our Common Stock to directors who are not officers, nor employees, nor consultants of Voxware or any of its subsidiaries (other than the Chairman of the Board of Directors of Voxware, who shall be eligible if he or she is not otherwise an officer, employee or consultant of Voxware). Subject to the provisions of the Plan, the Board has the power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Under the Plan, each eligible individual receives an option to purchase 30,000 shares of our Common Stock (the Initial Options ) on the date of his or her initial election or appointment to the Board; provided that all outside directors elected at the 1998 Annual Meeting of Stockholders in January 1998 received the initial option, whether or not they served on the Board of Directors prior to the meeting. In addition, on the date of an eligible individual’s re-election to the Board, if he or she has attended at least seventy-five percent (75%) of the meetings of the Board of Directors that were held while he or she was a director in the just completed calendar year, he or she will be granted an option to purchase an additional 10,000 shares of our Common Stock. All options granted under the Plan will have an exercise price equal to the fair market value on the date of grant. Options granted under the Plan vest in 12 equal quarterly installments beginning at the end of the first three-month period following the date of grant.

In 2004, our Board of Directors amended its policy to compensate its members in connection with attendance at meetings of the Board, including committees thereof, and service with respect to the Board. Pursuant to the amended policy, no member of the Board shall receive cash compensation, however, the Board, in its discretion, may grant stock options to the members of the Board under the Company’s 2003 Stock Plan.

No options were granted to directors during fiscal 2004. However, the following directors were granted options under the 2003 Stock Plan during fiscal 2003:

Director	Number of Shares Underlying Options Granted	Grant Date	Exercise Price
Joseph A. Allegra	1,000,000	June 24, 2003	$0.015
Michael Janis	1,000,000	June 24, 2003	$0.015
David B. Levi	1,000,000	June 24, 2003	$0.015
Eli Porat	1,000,000	June 24, 2003	$0.015
Glenn T. Rieger	1,000,000	June 24, 2003	$0.015

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us, and upon written representations of our Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

EXECUTIVE OFFICERS

The current executive officers of the Company, and their respective ages and positions with the Company, are as follows:

Name	Age	Capacities In Which Served	In Current Position Since
Thomas J. Drury, Jr.	57	President and Chief Executive Officer	2004
Paul Commons (1)	50	Vice President, Chief Financial Officer and Secretary	2004
Yildiray Albayrak (2)	45	Vice President, Client Platform Development	2001
Don Cohen (3)	49	Vice President, Software Engineering	2003
Stephen Gerrard (4)	53	Vice President, Marketing	2003
Donald Noble (5)	38	Vice President, Delivery Services	2004
John Y. C. Roth (6)	41	Vice President, Sales	2003
David Vetter (7)	60	Chief Technology Officer	1999

(1)	Paul Commons has served as Vice President, Chief Financial Officer and Secretary of the Company since June 2004. From 2001 to June 2004, Mr. Commons was CFO of VPIsystems Inc., a telecommunication photonic design automation and network lifecycle software company. Prior to that, from 1997 to 2001 Mr. Commons served as Senior Vice President and Director of Finance at RCN Corporation, the largest single-source facilities-based provider of bundled voice, cable television and high-speed Internet services to residential markets, and as CFO and Vice President of Brainstorm Networks, the largest regional business ISP in the San Francisco Bay area. Mr. Commons holds a B.I.A. from Kettering University and an M.B.A. with a major in finance from the University of Denver.
(2)	Yildiray Albayrak has served as Vice President, Client Platform Development, since June 2004. Mr. Albayrak joined Voxware when Voxware acquired the assets of Verbex Voice Systems, Inc. in 1999. Mr. Albayrak had been with Verbex Voice Systems since 1989. Mr. Albayrak holds a B.S. in Electrical Engineering from Mid-East Technical University in Ankara, Turkey, and a M.S. in Electrical Engineering from Northeastern University.
(3)	Don Cohen has served as Vice President, Software Engineering, since May 2003. Mr. Cohen is responsible for software development and design and quality assurance. Prior to joining Voxware, Mr. Cohen worked for Princeton Softech, Inc., a developer of products for creating and maintaining relational test database and archiving relational data. From September 2002 to May 2003, he held the position of Executive Vice President of Product Integration and CTO, and from June 1991 to September 2002 he was Vice President of Product Development. Mr. Cohen also held positions at Automated Data Processing and Applied Data Resources. Mr. Cohen graduated Magna Cum Laude from SUNY Albany with a B.S. in Computer Science and Mathematics, and holds a M.S. in Computer Science from Rutgers University.
(4)	Stephen Gerrard has served as Vice President, Marketing, since March 2003. Mr. Gerrard is responsible for marketing and new business development. Prior to joining Voxware, Mr. Gerrard served as Vice President of Marketing for several companies, including Envoy Technologies, VirtualEdge Corporation, Connextive and Princeton Softech, Inc. At Princeton Softech, he served as Vice President of Strategic Planning and Marketing from 1996 to 2001. Mr. Gerrard holds a B.A. in Communications from Ambassador University in London, England.

(5)	Donald Noble has served as Vice President, Delivery Services, since March 2004. Mr. Noble is responsible for professional services, application development and customer support, both domestically and in Europe. From 2001 to 2003, Mr. Noble was President, COO and co-founder of Datafusion, LLC, an environmental health and safety software company. Prior to that, Mr. Noble served as Vice President of Products/Director of Services of EPASYS Corporation, a provider of environmental site monitoring software. From 1996 to 2000, he held various positions with EXE Technologies, including Senior Business Manager in London, England, Global Product Release Manager, Director of Implementations, SEA in Singapore, and Senior Technical Manager in Kuala Lumpur, Malaysia. Mr. Noble holds a B.S. in Finance and International Business from Pennsylvania State University, and is completing a M.S. in Finance from Boston College.
(6)	John Y. C. Roth has served as Vice President, Sales, since July 2003. Mr. Roth, who joined Voxware in May of 2000, is responsible for domestic and international sales. Prior to joining Voxware, from December 1999 to May 2000, Mr. Roth held positions as Regional Sales Manager at Mincron Software Systems, Sales Consultant and Project Manager at Manhattan Associates, Inc., Manager-Generation and Transmission Analysis Group of Electronic Data Systems, and Financial Representative for Edward D. Jones/B.C. Ziegler. From February 1986 through July 1992, Mr. Roth served in the U. S. Army as Commander/Executive Officer/ Platoon Leader and Program Manager. Mr. Roth holds a B.S. in Engineering from the U. S. Military Academy at West Point, and a M.S. in Management from Georgia Institute of Technology.
(7)	David Vetter has served as Chief Technology Officer since February 1999. Mr. Vetter joined Voxware when Voxware acquired the assets of Verbex Voice Systems, Inc. in 1999. Mr. Vetter had been with Verbex Voice Systems since 1987. Prior to that, Mr. Vetter held positions in various software companies. Mr. Vetter holds a B.S. in Humanities and Mathematics from MIT, and a M.A. in Physics from the University of Massachusetts.

None of our executive officers is related to any other executive officer or to any director of the Company.

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2004

The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during fiscal year ended June 30, 2004, those executive officers of Voxware, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal year 2004, and up to two additional individuals for whom disclosures would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of fiscal 2004 (collectively, the “Named Executive Officers”) during the three years ended June 30, 2004:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e) (1)	Securities Underlying Options (#) (g)	All Other Compensation ($) (i)
Thomas J. Drury, Jr. President and Chief Executive Officer	2004 2003 2002	101,054 — —	8,000 — —	— — —	39,790,558 — —	— — —

Paul Commons Vice President, Chief Financial Officer and Secretary	2004 2003 2002	5,077 — —	— — —	— — —	6,515,130 — —	— — —

Don Cohen Vice President – Software Engineering	2004 2003 2002	150,000 25,000 —	8,000 — —	— — —	— 4,500,000 —	— — —

Stephen Gerrard Vice President – Marketing	2004 2003 2002	156,000 36,646 —	6,000 — —	— — —	— 3,000,000 —	— — —

Donald Noble Vice President – Delivery Services	2004 2003 2002	46,667 — —	3,000 — —	— — —	3,000,000 — —	— — —

John Y. C. Roth Vice President – Sales	2004 2003 2002	250,464 103,500 73,125	130,102 — —	— — —	1,000,000 2,000,000 —	— — —

Bathsheba J. Malsheen (2)	2004 2003 2002	173,368 184,680 163,875	— — —	— — —	— 30,000,000 —	— — —

Nicholas Narlis (3)	2004 2003 2002	85,813 153,000 138,806	— — —	— — —	— 9,000,000 —	— — —

(1)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits, securities or property have been omitted in those instances where such perquisites and other personal benefits, securities or property constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

(2)	Bathsheba J. Malsheen, Ph.D., served as the Company’s President and Chief Executive Officer until her resignation on January 5, 2004. Dr. Malsheen resigned as a member of the Board of Directors on April 1, 2004. In accordance with the agreed-upon severance arrangements, the Company paid Dr. Malsheen $11,400 per month from the date of her termination through June 30, 2004, less applicable withholding taxes. The Company also extended the vesting period of her option grants to June 30, 2004, and extended the exercise period until December 31, 2004. Any unvested options as of June 30, 2004 were forfeited. The Company also agreed to pay Dr. Malsheen’s relocation expenses totaling $6,016.

(3)	Nicholas Narlis served as the Company’s Chief Financial Officer until his resignation on December 3, 2003. In accordance with the agreed-upon severance arrangements, the Company paid Mr. Narlis his salary through December 15, 2003. He was also paid for twelve unused vacation days and for three months of COBRA coverage. Additionally, Mr. Narlis was allowed to retain the personal computer and printer provided for use at his residence. The Company also accelerated the vesting of options to purchase 1,250,000 shares of common stock, and extended the exercise period until December 31, 2004.

Option Grants in Fiscal 2004

The following table sets forth information concerning individual grants of stock options made pursuant to the 2003 Stock Plan during fiscal 2004 to each of the Named Executives. We have never granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

Name (a)	Number of Securities Underlying Options Granted (#) (b) (1)	Percent of Total Options Granted to Employees in Fiscal Year (%) (c)(2)	Exercise or Base Price ($/Sh) (d)	Market Price ($/Sh) (e)	Expiration Date (f)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						0% ($) (g)	5% ($) (h)	10% ($) (i)

Thomas J. Drury, Jr.	39,790,558	75.531%	0.015	0.12	01/05/14	$4,178,009	$7,180,922	$11,787,714
Paul Commons	6,515,130	12.367%	0.015	0.041	06/21/14	$169,393	$337,385	$595,103
Don Cohen	—	—	—	—	—	—	—	—
Stephan Gerrard	—	—	—	—	—	—	—	—
Donald Noble	3,000,000	5.695%	0.015	0.070	03/01/14	$165,000	$297,069	$499,677
John Y. C. Roth	1,000,000	1.898%	0.015	0.061	03/18/14	$46,000	$84,363	$143,216
Bathsheba J. Malsheen	—	—	—	—	—	—	—	—
Nicholas Narlis	—	—	—	—	—	—	—	—

(1)	Such options were granted pursuant to the Company’s 2003 Stock Plan. The 2003 Stock Plan was adopted by the Board of Directors on April 16, 2003, and approved by the stockholders of the Company on June 24, 2003. A total of 90,000,000 shares are reserved for issuance upon the exercise of options and/or other awards granted under the 2003 Stock Plan. Those eligible to receive awards under the 2003 Stock Plan include employees, officers, directors, consultants and advisors of the Company. Subject to the provisions of the 2003 Stock Plan, the administrator of the 2003 Stock Plan selects the recipients of awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based awards, and the terms and conditions of such awards, including conditions for repurchase, issue price, repurchase price, and the establishment of specified performance goals as a condition to repurchase.
(2)	Based on an aggregate of 52,680,688 options granted to employees in Fiscal 2004.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

The following table sets forth information concerning each exercise of options during Fiscal 2004 by each of the Named Executive Officers and the fiscal year-end value of unexercised in-the-money options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable / Unexercisable (d)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable /Unexercisable (e) (1)
Thomas J. Drury, Jr.	—	—	4,144,849 / 35,645,709	$103,621 / $891,143
Paul Commons	—	—	0 / 6,515,130	$0 / $162,878
Don Cohen	—	—	1,125,000 / 3,375,000	$28,125 / $84,375
Stephen Gerrard	—	—	750,000 / 2,250,000	$18,750 / $56,250
Donald Noble	—	—	0 / 3,000,000	$0 / $75,000
John Y. C. Roth	—	—	535,000 / 2,500,000	$12,500 / $62,500
Bathsheba J. Malsheen	—	—	8,460,000 / 0	$187,500 / $0

(1)	Based on a fiscal year end fair market value of the underlying securities equal to $0.04 per share, less the exercise price for such shares.

Equity Compensation Plan Information

The following table provides information as of June 30, 2004 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	85,756,938	(1)	$0.0665	5,951,196	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	85,756,938		$0.0665	5,951,196

(1)	Issued pursuant to the Company’s 1994 Stock Option Plan, 1998 Stock Option Plan for Non-Employee Directors and 2003 Stock Incentive Plan.
(2)	Available for future issuance pursuant to the 2003 Stock Incentive Plan.

Employment Agreements

Thomas J. Drury, Jr., our President and Chief Executive Officer, has a three-year employment agreement with us which commenced on January 5, 2004. Mr. Drury currently receives an annual base salary of $205,000, and is also eligible to receive a bonus based upon the Company’s performance as measured against a business plan approved by the Board. The Company also granted to Mr. Drury a stock option for the purchase of an aggregate of 39,790,558 shares of Common Stock, exercisable at $0.015 per share. Upon a change in control, other than a management buyout, the unvested portion of the option shall immediately vest in a pro rata percent equal to the portion of the option which would have otherwise vested within the 24 month period following the change of control, assuming continued employment, and become exercisable. Thereafter, any unvested stock options shall continue to vest at the same rate they vested prior to the change of control, so long as the employee remains employed. In addition, if the employee’s employment is terminated within six months following a change of control, or if good reason occurs within six months following a change of control, regardless of whether or not employee terminates his employment, the entire remaining unvested portion of the option shall become vested and immediately exercisable by employee.

Paul Commons, our Vice President and Chief Financial Officer, has a three-year employment agreement with us which commenced on June 21, 2004. Mr. Commons currently receives an annual base salary of $165,000, and is also eligible to receive a bonus based upon the Company’s performance as measured against a business plan approved by the Board. The Company also granted to Mr. Commons a stock option for the purchase of an aggregate of 6,515,130 shares of Common Stock, exercisable at $0.015 per share. Upon a change in control, other than a management buyout, the unvested portion of the option shall immediately vest in a pro rata percent equal to the portion of the option which would have otherwise vested within the 24 month period following the change of control, assuming continued employment, and become exercisable. Thereafter, any unvested stock options shall continue to vest at the same rate they vested prior to the change of control, so long as the employee remains employed. In addition, if the employee’s employment is terminated within six months following a change of control, or if good reason occurs within six months following a change of control, regardless of whether or not employee terminates his employment, the entire remaining unvested portion of the option shall become vested and immediately exercisable by employee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is currently composed of Messrs. Allegra, Levi and Rieger. No interlocking relationship exists between any member of the Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is or was formerly an officer or an employee of the Company.

During fiscal 2004, Edison Venture V, L.P., of which Joseph A. Allegra is a general partner, and Cross Atlantic Technology Fund II, L.P., of which Glenn T. Rieger is a general partner, participated in the following transactions with us:

On June 27, 2003, we issued (i) 373,333,333 shares of our Series D Preferred Stock at a price per share of $0.015, (ii) 61,933,934 shares of our Series D Preferred Stock in exchange for all of the outstanding shares of our Series C Preferred Stock and warrants to purchase 5,864,538 shares of Common Stock held by the holders of our Series C Preferred Stock, (iii) 20,000,000 shares of our Series D Preferred Stock in exchange for all outstanding principal amounts owing to the holders of our Debentures, (iv) 30,000,000 shares of our Series D Preferred Stock in exchange for all outstanding ownership interests in Voxware n.v., held by persons other than us and (v) warrants to purchase 93,333,333 shares of our Series D Preferred Stock, at an exercise price per share of $0.015, of which 99,405 shares remain outstanding. The table below identifies the interest of Edison and Cross Atlantic in connection with such transactions.

Name	No. of Shares of Series D Preferred Stock	Warrants to Purchase Series D Preferred Stock	Warrants to Purchase Common Stock
Edison Venture Fund V, L.P.	250,000,000	62,500,000	12,500,000
Cross Atlantic Technology Fund II, L.P.	83,333,334	20,833,334	4,166,666

In December 2003, we issued warrants to purchase 100,000,000 and 33,333,333 shares of our Series D Preferred Stock, at an exercise price per share of $0.015, to Edison and Cross Atlantic, respectively, as consideration for acting as guarantors of our credit facility with Silicon Valley Bank

On April 30, 2004, we issued (i) 136,730,000 shares of our Series D Preferred Stock at a price per share of $0.015, (ii) 716,500 shares of our Series D Preferred Stock to Nash Fitzwilliams Ltd., who acted as placement agent in these transactions and (iii) warrants to purchase 23,777,778 shares of our Series D Preferred Stock, at an exercise price per share of $0.015, of which 23,579,064 shares remain outstanding. The table below identifies the interest of Edison and Cross Atlantic in connection with such transactions.

Name	Number of Shares of Series D Preferred Stock	Warrants to Purchase Series D Preferred Stock
Edison Venture Fund V, L.P.	50,000,000	15,922,619
Cross Atlantic Technology Fund II, LP	16,666,667	5,307,540

PERFORMANCE GRAPH(1)(2)

The graph below compares the cumulative total stockholder return on our Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index, and (ii) the S&P Information Technology Index, assuming an investment in each of $100 on June 30, 1999.

	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03	6/30/04
Voxware, Inc.	$100.00	418.25	28.12	4.85	7.27	3.88
Nasdaq Stock Market (U.S.)	$100.00	192.65	68.58	58.24	56.04	76.42
S&P Information Technology	$100.00	147.00	70.21	42.80	46.01	57.71

(1)	This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2)	The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Research Data Group, a source believed to be reliable, but Voxware is not responsible for any errors or omissions in such information.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on general compensation matters, determines the compensation of the Chief Executive Officer and the President, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel, and approves the grants of bonuses to officers and key personnel. The Compensation Committee is also responsible for the administration of our 1998 Stock Option Plan for outside directors and the 2003 Stock Incentive Plan .

General Compensation Policy for Executive Officers. The fundamental policy of the Compensation Committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. It is the Compensation Committee’s objective to have a portion of each executive officer’s compensation contingent upon our performance, as well as upon each executive officer’s own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (1) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (2) cash bonuses which reflect the achievement of performance objectives and goals, and (3) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and our stockholders.

•	Factors. The principal factors which the Compensation Committee considered with respect to each executive officer’s compensation for fiscal 2004 are summarized below. The Compensation Committee may, however, in its discretion, apply entirely different factors with respect to executive compensation for future years.

•	Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. Base salaries are generally reviewed on an annual basis, with adjustments made in accordance with the factors indicated above. The Compensation Committee utilized specific compensation information available for similar positions at competitor companies for comparative compensation purposes in determining base salaries for fiscal 2004.

•	Bonus. The incentive compensation of executive officers is closely related to Voxware’s performance. A portion of the cash compensation of executive officers consists of contingent compensation. Bonus awards are based on, among other things, performance objectives and goals that are tailored to the responsibilities and functions of key executives, including qualitative measures of Voxware’s performance such as progress in the development, marketing and adaptation of Voxware’s products to its target markets, the establishment of key strategic relationships with customers and other key partners in our target markets, and proficient usage of our available financial and manpower resources.

•	Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders, and provide each individual with a significant incentive to manage Voxware from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer’s continued employment with Voxware. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by Voxware during the vesting period, and then only if the market price of the underlying shares appreciates.

The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer’s current position with Voxware, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual’s personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers.

CEO Compensation. In determining the compensation payable to our Chief Executive Officer, the Compensation Committee considered the CEO’s performance in fiscal 2004 and Voxware’s performance.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction for compensation exceeding $1,000,000 paid to the CEO or any of the four other highest paid executive officers, excluding performance-based compensation. Through June 30, 2004, this provision has not affected our tax deductions, but the Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

Summary. The Compensation Committee believes that its compensation philosophy of paying its executive officers well by means of competitive base salaries and cash bonus and long-term incentives, as described in this report, serves the interests of Voxware and its stockholders.

The Compensation Committee

Joseph A. Allegra
David B. Levi
Glenn T. Rieger

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 14, 2004, by (1) each person or group who is known by us to own beneficially more than 5% of each class of our Common Stock, (2) each of our directors and nominees, (3) each of our Named Executives for whom compensation information is provided above, and (4) all of our executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc., Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1) (2)	Percent of Class
(i) Certain beneficial owners:
Edison Venture Fund V, L.P. (3) 1009 Lenox Drive #4, Lawrenceville, NJ 08648	444,962,862
Cross Atlantic Technology Fund II, L.P. (4) 5 Radnor Corporate Center #555 100 Matsonford Road, Radnor, PA 29087	148,320,955
Scorpion Nominees Limited (5) c/o Oracle Management Ltd. 85 Reid Street, Hamilton HM12, Bermuda	75,836,781
Creafund NV (6) Guldensporenpark 21, blok C 9820 Merelbeke, Belgium	31,553,423
Avvision BVBA (7) Guido Gezellelaan 87 8210 Loppem, Belgium	16,479,416
Castle Creek Technology Partners, LLC (8) 111 W. Jackson Blvd #2020, Chicago, IL 60604	5,822,373
Pictet Private Equity Investors SA (9) Pictet & Cie 29, Boulevard Georges-Favon CH 1204 Geneva, Switzerland	19,816,961
Van Cutsem, Hugh Bernard Edward (10) Hilborough House, Thetford Norfolk IP26 5BQ, England	9,215,745
J T Hoagland LLC (11) 6168 Tamarack Cove Road, Maple City, MI 49664	6,094,742
Productive Nominees Ltd. (12) Laing & Cruickshank Broadwalk House, 5 Appold Street EC2A 2DA London, UK	17,828,900

Jonathan Binder (13) UBS Paine Webber 5100 Town Center Circle, 6th Floor, Tower II Boca Raton, FL 33486-1063	5,860,999

Hamill, William H.B. (14) 47 Hulfish Street #500, Princeton, NJ 08540	3,008,071

(ii) Directors (which includes all nominees) and Named Executives:

David B. Levi (15)	15,878,316

Joseph A. Allegra (16)	445,275,362

Michael Janis (17)	312,500

Ross T. Martinson (18)	444,962,862

Glenn T. Rieger (19)	148,633,455

Bathsheba J. Malsheen, Ph.D. (20)	8,460,000

Thomas J. Drury, Jr. (21)	9,118,679

Paul Commons	—	—

Yildiray Albayrak (22)	1,099,151

Don Cohen (23)	1,406,250

Stephen Gerrard (24)	937,500

Donald Noble	—	—

John Y. C. Roth (25)	660,000

David Vetter (26)	412,500

Nicholas Narlis (27)	1,592,047

(iii) All directors and current executive officers as a group (13 persons)	1,068,685,101

**	Less than 1% of outstanding shares of our Common Stock.
(1)	Number of shares beneficially owned is determined by assuming that options or other Common Stock equivalents that are held by such person or group (but not those held by any other person or group) and which are exercisable or convertible within 60 days have been exercised or converted.
(2)	We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
(3)	Includes 324,851,190 shares of Common Stock issuable upon conversion of 324,851,190 shares of Series D Preferred Stock, and Common Stock issuable upon conversion of 115,922,619 shares of Series D Preferred stock issuable upon exercise of Series D Preferred warrants. Does not include up to 12,500,000 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.

(4)	Includes 108,283,731 shares of Common Stock issuable upon conversion of 108,283,731 shares of Series D Preferred Stock, and Common Stock issuable upon conversion of 38,640,873 shares of Series D Preferred stock issuable upon exercise of Series D Preferred warrants. Does not include up to 4,166,666 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.
(5)	Includes 74,140,167 shares of Common Stock issuable upon conversion of 74,140,167 shares of Series D Preferred Stock, and Common Stock issuable upon conversion of 963,849 shares of Series D Preferred stock issuable upon exercise of Series D Preferred warrants . Does not include up to 756,667 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.
(6)	Includes 31,097,982 shares of Common Stock issuable upon conversion of 31,097,982 shares of Series D Preferred Stock.
(7)	Includes 16,241,553 shares of Common Stock issuable upon conversion of 16,241,553 shares of Series D Preferred Stock.
(8)	Includes 5,538,127 shares of Common Stock issuable upon conversion of 5,538,127 shares of Series D Preferred Stock.
(9)	Includes 19,436,926 shares of Common Stock issuable upon conversion of 19,436,926 shares of Series D Preferred Stock, and Common Stock issuable upon conversion of 208,056 shares of Series D Preferred stock issuable upon exercise of Series D Preferred warrants. Does not include up to 223,094 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock .
(10)	Includes 8,679,366 shares of Common Stock issuable upon conversion of 8,679,366 shares of Series D Preferred Stock, and Common Stock issuable upon conversion of 424,603 shares of Series D Preferred stock issuable upon exercise of Series D Preferred warrants. Does not include up to 333,333 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.
(11)	Includes 5,869,048 shares of Common Stock issuable upon conversion of 5,869,048 shares of Series D Preferred Stock, and Common Stock issuable upon conversion of 140,119 shares of Series D Preferred stock issuable upon exercise of Series D Preferred warrants. Does not include up to 110,000 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.
(12)	Includes 17,699,072 shares of Common Stock issuable upon conversion of 17,699,072 shares of Series D Preferred Stock. Does not include up to 195,840 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.
(13)	Includes 5,79,381 shares of Common Stock issuable upon conversion of 5,799,381 shares of Series D Preferred Stock. Does not include up to 104,000 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.
(14)	Includes 2,897,878 shares of Common Stock issuable upon conversion of 2,897,878 shares of Series D Preferred Stock, and Common Stock issuable upon conversion of 67,937 shares of Series D Preferred stock issuable upon exercise of Series D Preferred warrants. Does not include up to 53,333 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.
(15)	Includes 14,998,137 shares of Common Stock issuable upon conversion of 14,998,137 shares of Series D Preferred Stock, Common Stock issuable upon exercise of 275,992 shares of Series D Preferred warrants, and 375,000 shares of Common Stock issuable upon the exercise of stock options. Does not include up to 216,667 shares of Common Stock issuable upon exercise of the Common Stock warrants.
(16)	Owner of record is Edison Venture Fund V, L.P. The reporting person is a general partner of Edison Venture Fund V, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(17)	Includes 312,500 shares of Common Stock issuable upon the exercise of stock options.
(18)	Owner of record is Edison Venture Fund V, L.P. The reporting person is a general partner of Edison Venture Fund V, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(19)	Owner of record is Cross Atlantic Technology Fund II, L.P. The reporting person is a general partner of Cross Atlantic Technology Fund II, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(20)	Includes 8,460,000 shares of Common Stock issuable upon the exercise of stock options.
(21)	Includes 9,118,679 shares of Common Stock issuable upon the exercise of stock options.

(22)	Includes 690,072 shares of Common Stock issuable upon the conversion of 690,072 shares of Series D Preferred Stock, and 387,500 shares of Common Stock issuable upon the exercise of stock options.
(23)	Includes 1,406,250 shares of Common Stock issuable upon the exercise of stock options.
(24)	Includes 937,500 shares of Common Stock issuable upon the exercise of stock options.
(25)	Includes 660,000 shares of Common Stock issuable upon the exercise of stock options.
(26)	Includes 412,500 shares of Common Stock issuable upon the exercise of stock options.
(27)	Includes 319,105 shares of Common Stock issuable upon the conversion of 319,105 shares of Series D Preferred Stock and Common Stock issuable upon exercise of 8,492 shares of Series D Preferred warrants. Does not include up to 6,667 shares of Common Stock issuable upon exercise of the Common Stock warrants.

Series	D Preferred Stock

The following table sets forth information regarding the beneficial ownership of our Series D Preferred Stock as of October 14, 2004, by (1) each person or group who is known by us to own beneficially more than 5% of each class of our Series D Preferred Stock, (2) each of our directors and nominees, (3) each of our Named Executives for whom compensation information is provided above, and (4) all of our executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc., Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1) (2)	Percent of Class
(i) Certain beneficial owners:

Edison Venture Fund V, L.P. (3) 1009 Lenox Drive #4, Lawrenceville, NJ 08648	440,773,809	35.0%

Cross Atlantic Technology Fund II, L.P. (4) 5 Radnor Corporate Center #555 100 Matsonford Road, Radnor, PA 29087	146,924,604	15.0%

Scorpion Nominees Limited (5) c/o Oracle Management Ltd. 85 Reid Street, Hamilton HM12, Bermuda	75,104,016	8.0%

Creafund NV Guldensporenpark 21, blok C 9820 Merelbeke, Belgium	31,097,982	4.0%

Avvision BVBA Guido Gezellelaan 87 8210 Loppem, Belgium	16,241,553	2.0%

Castle Creek Technology Partners, LLC 111 W. Jackson Blvd #2020, Chicago, IL 60604	5,538,127	1.0%

Pictet Private Equity Investors SA (6) Pictet & Cie 29, Boulevard Georges-Favon CH 1204 Geneva, Switzerland	19,644,982	2.0%

Van Cutsem, Hugh Bernard Edward (7) Hilborough House, Thetford Norfolk IP26 5BQ, England	9,103,969	1.0%

J T Hoagland LLC (8) 6168 Tamarack Cove Road, Maple City, MI 49664	6,009,167	1.0%

Productive Nominees Ltd. Laing & Cruickshank Broadwalk House, 5 Appold Street EC2A 2DA London, UK	17,699,072	2.0%

Jonathan Binder UBS Paine Webber 5100 Town Center Circle, 6th Floor, Tower II Boca Raton, FL 33486-1063	5,799,381	1.0%

Hamill, William H.B. (9) 47 Hulfish Street #500, Princeton, NJ 08540	2,965,815	* *

(ii) Directors (which includes all nominees) and Named Executives:

David B. Levi (10)	15,274,129	2.0%

Joseph A. Allegra (11)	440,773,809	35.0%

Michael Janis	—	—

Ross T. Martinson (12)	440,773,809	35.0%

Glenn T. Rieger (13)	146,924,604	15.0%

Bathsheba J. Malsheen, Ph.D.	—	—

Thomas J. Drury, Jr.	—	—

Paul Commons	—	—

Yildiray Albayrak	690,072	* *

Don Cohen	—	—

Stephen Gerrard	—	—

Donald Noble	—	—

John Y. C. Roth	—	—

David Vetter	—	—

Nicholas Narlis (14)	327,597	* *

(iii) All directors and current executive officers as a group (11 persons)	1,044,436,423

**	Less than 1% of outstanding shares of our Series C Preferred Stock.
(1)	Number of shares beneficially owned is determined by assuming that options or warrants that are held by such person or group (but not those held by any other person or group) and which are exercisable or convertible within 60 days have been exercised or converted.
(2)	We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
(3)	Includes preferred stock issuable upon exercise of warrants to purchase 115,922,619 shares of Series D Preferred Stock.

(4)	Includes preferred stock issuable upon exercise of warrants to purchase 38,640,873 shares of Series D Preferred Stock.
(5)	Includes preferred stock issuable upon exercise of warrants to purchase 963,849 shares of Series D Preferred Stock.
(6)	Includes preferred stock issuable upon exercise of warrants to purchase 208,056 shares of Series D Preferred Stock.
(7)	Includes preferred stock issuable upon exercise of warrants to purchase 424,603 shares of Series D Preferred Stock.
(8)	Includes preferred stock issuable upon exercise of warrants to purchase 140,119 shares of Series D Preferred Stock.
(9)	Includes preferred stock issuable upon exercise of warrants to purchase 67,937 shares of Series D Preferred Stock.
(10)	Includes preferred stock issuable upon exercise of warrants to purchase 275,992 shares of Series D Preferred Stock.
(11)	Owner of record is Edison Venture Fund V, L.P. The reporting person is a general partner of Edison Venture Fund V, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(12)	Owner of record is Edison Venture Fund V, L.P. The reporting person is a general partner of Edison Venture Fund V, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(13)	Owner of record is Cross Atlantic Technology Fund II, L.P. The reporting person is a general partner of Cross Atlantic Technology Fund II, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(14)	Includes preferred stock issuable upon exercise of warrants to purchase 8,492 shares of Series D Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 27, 2003, we issued (i) 373,333,333 shares of our Series D Preferred Stock at a price per share of $0.015, (ii) 61,933,934 shares of our Series D Preferred Stock in exchange for all of the outstanding shares of our Series C Preferred Stock and warrants to purchase 5,864,538 shares of Common Stock held by the holders of our Series C Preferred Stock, (iii) 20,000,000 shares of our Series D Preferred Stock in exchange for all outstanding principal amounts owing to the holders of our Debentures, (iv) 30,000,000 shares of our Series D Preferred Stock in exchange for all outstanding ownership interests in Voxware n.v., held by persons other than us and (v) warrants to purchase 93,333,333 shares of our Series D Preferred Stock, at an exercise price per share of $0.015, of which 99,405 shares remain outstanding. The table below identifies the interest of the certain investors in connection with such transactions.

Name	No. of Shares of Series D Preferred Stock	Warrants to Purchase Series D Preferred Stock	Warrants to Purchase Common Stock	Converted Series C Preferred Stock	Cancellation of Existing Warrants for Common Stock	Conversion of Debentures	Conversion of Voxware Europe Interest
(i) Certain Beneficial Owners:
Edison Venture Fund V, L.P. (1)	250,000,000	62,500,000	12,500,000	—	—	—	—
Cross Atlantic Technology Fund II, L.P. (2)	83,333,334	20,833,334	4,166,666	—	—	—	—
Scorpion Nominees Limited	39,285,842	3,783,333	756,667	700	2,231,076	—	—
Creafund NV	31,097,982	—	—	—	—	216,994	365
Avvision BVBA	16,241,553	—	—	—	—	39,329	301
Castle Creek Technology Partners LLC	6,038,127	—	—	175	637,450	—	—
Pictet Private Equity Investors SA	8,442,204	816,667	163,333	150	478,088	—	—
van Cutsem Hugh Bernard Edward	6,666,667	1,666,667	333,333	—	—	—	—
JT Hoagland LLC	5,650,358	550,000	110,000	100	318,725	—	—
Productive Nominees Ltd.	5,190,215	780,000	156,000	—	—	—	—
Jonathan Binder/UBS Financial	3,460,143	520,000	104,000	—	—	—	—
Hamill, William H.B.	2,791,846	266,667	53,333	50	159,362	—	—
(ii) Directors and Executive Officers:
David Levi	11,234,050	1,083,333	216,667	200	637,450	—	—
Yildiray Albayrak (3)	690,072	—	—	20	63,745	—	—
Nicholas Narlis (4)	305,851	33,333	6,667	5	15,936	—	—

(1)	Joseph A. Allegra and Ross T. Martinson are each general partners of Edison Venture Fund V, L.P. and directors of the Company. Each of Messrs. Allegra and Martinson disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein.
(2)	Glenn T. Rieger is a general partner of Cross Atlantic Technology Fund II, L.P. and a director of the Company. Mr. Rieger disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.
(3)	Mr. Albayrak was elected as an executive officer of the Company on August 27, 2004.
(4)	Mr. Narlis resigned as the Company’s Chief Financial Officer on December 3, 2003.

In December 2003, we issued warrants to purchase 100,000,000 and 33,333,333 shares of our Series D Preferred Stock, at an exercise price per share of $0.015, to Edison and Cross Atlantic, respectively, as consideration for acting as guarantors of our credit facility with Silicon Valley Bank

On April 30, 2004, we issued (i) 136,730,000 shares of our Series D Preferred Stock at a price per share of $0.015, (ii) 716,500 shares of our Series D Preferred Stock to Nash Fitzwilliams Ltd., who acted as placement agent in these transactions and (iii) warrants to purchase 23,777,778 shares of our Series D Preferred Stock, at an exercise price per share of $0.015, of which 23,446,588 shares remain outstanding. The table below identifies the interest of the certain investors in connection with such transactions.

Name	Number of Shares of Series D Preferred Stock	Warrants to Purchase Series D Preferred Stock
(i) Certain Beneficial Owners:
Edison Venture Fund V, L.P. (1)	50,000,000	15,922,619
Cross Atlantic Technology Fund II, LP (2)	16,666,667	5,307,540
Scorpion Nominees Limited	33,350,000	963,849
Pictet Private Equity Investors SA	10,670,000	208,056
van Cutsem Hugh Bernard Edward	1,350,000	424,603
(ii) Directors and Executive Officers:
David B. Levi	3,333,333	275,992

(1)	Joseph A. Allegra and Ross T. Martinson are each general partners of Edison Venture Fund V, L.P. and directors of the Company. Each of Messrs. Allegra and Martinson disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein.
(2)	Glenn T. Rieger is a general partner of Cross Atlantic Technology Fund II, L.P. and a director of the Company. Mr. Rieger disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Description of Proposal

The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) currently authorizes the Company to issue up to 1,035,000,000 shares of Common Stock. On July 23, 2004, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s Certificate to (i) increase the maximum number of shares of the Company’s Common Stock authorized from 1,035,000,000 shares to 1,500,000,000 shares and (ii) eliminate the authorization of our Series B Convertible Preferred Stock.

The Board of Directors has determined that an increase in the number of shares of Common Stock authorized for issuance is in the Company’s best interests. The proposed increase in the number of shares of Common Stock authorized for issuance will ensure that shares will be available, if needed, for issuance in connection with stock splits, acquisitions and other corporate purposes. The Board of Directors believes that the availability of the additional shares for such purposes, without delay or the necessity for a special stockholders’ meeting, would be beneficial to the Company. The Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment. No further action or authorization by the Company’s stockholders would be necessary prior to the issuance of the additional shares of Common Stock, unless required by applicable law or regulatory agencies or by the rules of any stock market on which the Company’s securities may then be listed. A copy of the proposed amendment to the Certificate is attached hereto as Appendix D.

The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the Common Stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

As of October 14, 2004,              shares of Common Stock were issued and outstanding, 87,026,938 shares of Common Stock were reserved for issuance upon the exercise of outstanding options granted under the 1994 Stock Option Plan, 1998 Stock Option Plan and 2003 Stock Incentive Plan, 29,712,846 shares of Common Stock were reserved for issuance upon the exercise of warrants and options granted outside the 1994 Stock Option Plan, 1998 Stock Option Plan and 2003 Stock Incentive Plan, 815,595,989 shares of Common Stock were reserved for issuance upon the conversion and/or exercise of Series D Preferred Stock and warrants to purchase Series D Preferred Stock. Accordingly, the Company has [            ] shares remaining available for issuance. If the proposed amendment is approved, [            ] additional shares of Common Stock would be authorized but unissued.

The principal purpose of the proposed amendment to the Certificate relating to the elimination of the authorization of our Series B Convertible Preferred Stock and deletion of all references to Series B Convertible Preferred Stock in the Certificate is that all outstanding Series B Convertible Preferred Stock has been converted into the Company’s Common Stock, and we have no intention of issuing any shares of our Series B Convertible Preferred Stock.

Proposed Amendment

The Stockholders are being asked to consider and vote upon a proposed amendment to the Company’s Certificate to (i) increase the maximum number of shares of the Company’s Common Stock authorized from 1,035,000,000 shares to 1,500,000,000 shares and (ii) eliminate the authorization of our Series B Convertible Preferred Stock. Although the Company has no present intent to issue any additional shares of Common Stock, the Board of Directors believes that the additional shares would provide the Company with added flexibility in connection with its future financing and stock issuance requirements, including with respect to possible future stock splits, if any.

The Board of Directors recommends a vote FOR the approval of the amendment to the Company’s

Amended and Restated Certificate of Incorporation.

PROPOSED AMENDMENT TO THE 2003 STOCK INCENTIVE PLAN

Summary of the Plan

The 2003 Stock Incentive Plan (the “2003 Stock Plan”) was adopted by the Board of Directors on April 16, 2003, and by the our stockholders on June 24, 2003. A copy of the 2003 Stock Plan is attached hereto as Appendix E.

Up to 90,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2003 Stock Plan. The 2003 Stock Plan is intended to replace the Company’s 1994 Stock Option Plan, as amended (the “1994 Plan”), which expired by its terms on January 3, 2004. The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The ability to offer competitive equity incentive packages is critical to attracting, retaining and motivating key personnel and potential hires. Voxware’s management relies on equity-based compensation both to provide a performance incentive to employees and to encourage broad employee stock ownership in the Company. The Board of Directors believes that the 2003 Stock Plan is essential to permit Voxware’s management to continue the pursuit of these objectives. Moreover, equity-based grants are designed to align the interests of each participating employee with those of the stockholders, and provide each such individual with a significant incentive to view Voxware from the perspective of an owner with an equity stake.

Types of Awards

The 2003 Stock Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options and restricted stock awards (collectively, “Awards”).

Incentive Stock Options and Non-Statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years. The 2003 Stock Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker; (ii) surrender to the Company of shares of Common Stock; (iii) any other lawful means; or (iv) any combination of these forms of payment.

Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of the Company and its subsidiaries and of other business ventures in which the Company has a significant interest are eligible to be granted Awards under the 2003 Stock Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its corporate subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2003 Stock Plan may not exceed 40,000,000 shares per calendar year.

Plan Benefits

As of October 1, 2004, approximately 74 persons were eligible to receive Awards under the 2003 Stock Plan, including the Company’s eight executive officers and five non-employee directors. The granting of Awards under the 2003 Stock Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

On October 11, 2004, the last reported sale price of the Company’s Common Stock on the NASD OTC Bulletin Board (the “OTC-BB”) was $0.04.

Administration

The 2003 Stock Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2003 Stock Plan and to interpret the provisions of the 2003 Stock Plan. Pursuant to the terms of the 2003 Stock Plan, the Board of Directors may delegate authority under the 2003 Stock Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors may authorize the Compensation Committee to administer certain aspects of the 2003 Stock Plan, including the granting of options to executive officers, and may authorize one or more executive officers to grant options to employees who are not executive officers.

Subject to any applicable limitations contained in the 2003 Stock Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price, repurchase price, and the establishment of specified performance goals as a condition to repurchase.

The Board of Directors is required to make appropriate adjustments in connection with the 2003 Stock Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2003 Stock Plan also contains provisions addressing the consequences of any Reorganization Event (as defined in the 2003 Stock Plan). Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash-out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2003 Stock Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Effective Date, Amendment and Termination

The 2003 Stock Plan was adopted by the Board of Directors on April 16, 2003, and by the our stockholders on June 24, 2003. No Award may be made under the 2003 Stock Plan after June 23, 2013, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2003 Stock Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders to the extent that stockholder approval is required by Section 162(m).

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2003 Stock Plan, and with respect to the sale of Common Stock acquired under the 2003 Stock Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its 50% or more-owned subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option (“ISO Stock”). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

Generally, the tax consequences of selling ISO Stock will vary depending on the length of time that the participant owned the ISO Stock at the time it is sold. If the participant sells ISO Stock more than two years from the date the option was granted (the “Grant Date”) and more than one year from the date the option was exercised (the “Exercise Date”), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price. If the participant sells ISO Stock for more than the exercise price prior to satisfying the above waiting periods (a “Disqualifying Disposition”), then all or a portion of the profit recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale. A participant may be entitled to exercise an incentive stock option by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price, if the participant’s incentive stock option agreement so provides. If a participant exercises an incentive stock option in such fashion, special tax rules will apply. In addition, special tax rules apply if the stock acquired upon the exercise of an incentive stock option is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders. Participants in the 2003 Stock Plan should consult their individual tax advisors with respect to the impact of these special tax rules, as well as the impact any Award may have on the participant.

Non-Statutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (“NSO Stock”) on the Exercise Date over the exercise price.

With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

Restricted Stock Awards. A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes a valid election under Section 83(b) of the Code (“Section 83(b) Election”). If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant’s tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

Tax Consequences to the Company. The grant of an Award under the 2003 Stock Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2003 Stock Plan will have any tax consequences to the Company. The Company or its parent or subsidiary, as the case may be, generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2003 Stock Plan, including in connection with a restricted stock Award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Previously Granted Options under the 2003 Stock Plan

As of October 14, 2004, options to purchase 84,605,688 shares of Common Stock have been granted (net of forfeitures which are added back to the shares available for issuance under the 2003 Stock Plan) under the 2003 Stock Plan. The weighted average exercise price of such options is $0.015 per share.

The following table sets forth the options granted under the 2003 Stock Plan to: (i) the Named Executives; (ii) each nominee for election as a director; (iii) all current executive officers as a group; (iv) all current directors who are not executive officers as a group; (v) each associate of any of such directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

Name and Title	Number of Options Granted	Weighted Average Exercise Price
Thomas J. Drury, Jr., President and Chief Executive Officer	39,790,558	0.015
Paul Commons, Vice President and Chief Financial Officer	6,515,130	0.015
Yildiray Albayrak, Vice President-Client Platform Development	1,000,000	0.015
Don Cohen, Vice President-Software Engineering	4,500,000	0.015
Stephen Gerrard, Vice President-Marketing	3,000,000	0.015
Donald Noble, Vice President-Delivery Services	3,000,000	0.015
John Y. C. Roth, Vice President-Sales	3,000,000	0.015
David Vetter, Chief Technology Officer	1,000.000	0.015
All current executive officers as a group (8 persons)	61,805,688	0.015
Each nominee for election as a director	—
All current directors and nominees who are not executive officers as a group (5 persons)	4,000,000	0.015
All employees, including all current officers who are not executive officers as a group (56 persons)	9,750,000	0.015

Whether or not Stockholder approval of the amendment to the 2003 Stock Plan is obtained, options previously granted pursuant to the 2003 Stock Plan will remain valid and outstanding.

As of October [    ], the fair market value of the Common Stock underlying options granted pursuant to the 2003 Stock Plan was equal to $[            ] per share as determined by the closing price of the Company’s Common Stock on the OTC-BB on such date.

Proposed Amendment

The Stockholders are being asked to consider and vote upon a proposed amendment (the “Amendment”) to the 2003 Stock Plan to increase the maximum number of shares of the Company’s Common Stock available for issuance under the 2003 Stock Plan from 90,000,000 shares to 184,050,000 shares. The Board of Directors approved the Amendment on July 23, 2004.

The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees, directors and consultants with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

The Board of Directors recommends a vote FOR the approval of the Amendment.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder approval, we have nominated BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2005. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

The Board of Directors recommends a vote FOR the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2005.

One or more representatives of BDO Seidman, LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

On April 23, 2004, we determined to dismiss Withum Smith+Brown, P.C. (“WSB”) as our independent registered public accounting firm and to engage the services of BDO Seidman, LLP as our new independent registered public accounting firm. The change in independent registered public accounting firms was effective April 23, 2004. This determination followed our decision to seek proposals from independent accountants to audit our financial statements, and was approved by our Board of Directors upon the recommendation of its Audit Committee. BDO Seidman, LLP has audited our financial statements for the fiscal year ended June 30, 2004. During the two most recent fiscal years of the Company ended June 30, 2003 and the subsequent interim period, there were no disagreements between the Company and WSB on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to WSB’s satisfaction, would have caused WSB to make reference to the subject matter of the disagreement in connection with its reports. WSB’s prior audit report on the Company’s financial statements for each of the two most recent fiscal years in the period ended June 30, 2003, contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles, except that the financial statements for the year ended June 30, 2002 were prepared assuming that the Company would continue as a going concern. WSB has furnished us with a letter addressed to the Securities and Exchange Commission stating their agreement with certain of the above statements. During the two most recent fiscal years of the Company ended June 30, 2003 and the subsequent interim period, the Company did not consult with BDO Seidman, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of BDO Seidman, LLP, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

Fee Category	2004		2003
Audit Fees	$194,418	(1)	$—
Audit-Related Fees	—		—
Tax Fees	—		—
All Other Fees	—		—

Total Fees	$194,418		$—

(1)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended June 30, 2004, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2004.

The following table summarizes the fees of WSB billed for each of the last two fiscal years for audit services and other services:

Fee Category	2004	2003
Audit Fees	$—	$128,000	(1)
Audit-Related Fees	47,940	30,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$47,940	$158,000

(1)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended June 30, 2003, and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal year ended June 30, 2003, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2003.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in 2004 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided, and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: 168 Franklin Corner Road, Lawrenceville, New Jersey 08648, (609) 514-4100. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2005 Annual Meeting of Stockholders must advise the Secretary of Voxware of such proposals in writing by [            ], 2005.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of Voxware at the aforementioned address not later than [            ], 2005.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above, and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Voxware who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON OCTOBER 14, 2004, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE, UPON WRITTEN REQUEST MADE TO THE SECRETARY OF VOXWARE. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

Paul Commons
Secretary

Lawrenceville, New Jersey

October [    ], 2004

Appendix A

VOXWARE, INC.

AUDIT COMMITTEE CHARTER

A.	Purpose

1.	The purpose of the Audit Committee of the Board of Directors of the Company is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

Based upon the ownership of the Company and the current constitution of its Board of Directors, the Company does not currently meet the director independence standards pursuant to the rules of NASDAQ and set forth in this Audit Committee Charter. As a Company that trades on the OTC-Bulletin Board, however, the Company is not required to meet such director independence standards. Accordingly, until such time that the Company must comply with director independence standards pursuant to any applicable governing rules, there shall be no mandatory compliance by the Company required with respect to director independence as set forth in this Audit Committee Charter. All other provisions herein are in full force and effect.

B.	Structure and Membership

1.	Number. Except as otherwise permitted by the applicable rules of NASDAQ, the Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.	Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.	Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor, and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.	Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	annual audit scope and plan, including any significant changes required in the plan during the course of the audit;

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor and the independent auditor’s views about the quality, not just the acceptability of such treatments; and

•	other material written communications between the independent auditor and Company management.

In connection with its oversight role, the Audit Committee should also review with the independent auditors, from time to time as appropriate:

•	significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of the Company’s financial statements;

•	recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

•	any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

•	any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

•	any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company and management responses thereto (focus should include adequacy of the Company’s controls, including computer systems controls and security);

•	accounting for unusual transactions;

•	adjustments arising from audits that could have a significant impact on the Company’s financial reporting process;

•	any recent SEC comments on the Company’s SEC reports, including in particular any unresolved or future-compliance comments; and

•	effects of any accounting initiatives as well as off balance sheet structures, if any.

Audited Financial Statements

1.	Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

2.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

3.	Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

1.	Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

1.	Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the principal executive officer and principal financial officer required by Rule 13a-14 of the Exchange Act. The Audit Committee shall periodically review the complaint procedures to confirm that they are effectively operating.

2.	Procedures for Complaints. The Audit Committee shall review management’s procedures for, and, if it deems necessary or appropriate, shall itself establish procedures for, (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.	Related-Party Transactions. The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

4.	Officers’ Expense Accounts. The Audit Committee shall review with management the policies and procedures with respect to officer expense accounts and perquisites, including their use of corporate assets.

5.	Risks and Exposures. The Audit Committee shall inquire of management and the independent auditors about significant risks or exposures facing the Company, assess the steps management has taken or proposes to take to minimize such risks to the Company and periodically review compliance with such steps.

6.	Legal and Regulatory Matters. The Audit Committee shall review with the general counsel or outside counsel, legal and regulatory matters that, in the opinion of management, may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

7.	Code of Conduct. The Audit Committee shall periodically review the Company’s code of conduct to ensure that it is adequate and up-to-date and review with the Company’s general counsel or outside counsel, the results of their review of the monitoring of compliance with the Company’s code of conduct.

8.	Additional Powers. The Audit Committee shall have such other duties as may be assigned by law, the Company’s by-laws or as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Audit Committee shall meet at least twice each year and at each time the Company proposes to issue quarterly or annual earnings results and otherwise as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) the Company management, including inquiry with the CEO and CFO regarding the “quality of earnings” of the Company from a subjective as well as an objective standpoint; (iii) the Company’s internal auditors, if any and (iv) general or outside counsel. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval, including any changes necessary as a result of new laws or regulations.

5.	Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting, auditors other than the principal auditors and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.	Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.	Self Assessment. The Audit Committee shall, at least annually, conduct a self assessment to review the Committee’s effectiveness, including creation of an agenda for the ensuing year.

Appendix B

VOXWARE, INC.

COMPENSATION COMMITTEE CHARTER

A.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s executive officers.

Based upon the ownership of the Company and the current constitution of its Board of Directors, the Company does not currently meet the director independence standards pursuant to the rules of NASDAQ and set forth in this Compensation Committee Charter. As a Company that trades on the OTC-Bulletin Board, however, the Company is not required to meet such director independence standards. Accordingly, until such time that the Company must comply with director independence standards pursuant to any applicable governing rules, there shall be no mandatory compliance by the Company required with respect to director independence as set forth in this Compensation Committee Charter. All other provisions herein are in full force and effect.

B.	Structure and Membership

1.	Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director” as defined by the applicable NASDAQ rules.

3.	Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5.	Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1.	Executive Officer Compensation. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. Notwithstanding the foregoing, the Compensation Committee shall not have the authority to reprice options, such authority being reserved for action only by the Board of Directors. The Compensation Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on compensation for the CEO but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, compensation for other executive officers.

2.	Plan Recommendations and Approvals. The Compensation Committee shall review and make recommendations periodically to the Board of Directors with respect to incentive-compensation plans and equity-based plans. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve such plans.

3.	Administration of Plans. The Compensation Committee shall have the authority to exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. The Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 4350(i)(1)(A)(iv).

4.	Director Compensation. The Compensation Committee shall review and make recommendations periodically to the Board of Directors with respect to director compensation.

5.	Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

6.	Compensation Committee Report on Repricing of Options/SARs. If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”)) any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a “named executive officer” (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

7.	Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3.	Reports to Board. The Compensation Committee shall report regularly to the Board of Directors and shall keep the Board of Directors fully informed of all of its activities. The Compensation Committee and the Board of Directors shall jointly set goals and milestones for the executive officers.

4.	Charter. The Compensation Committee shall review and reassess periodically the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6.	Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7.	Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8.	Periodic Self-Evaluation. At least annually, the Compensation Committee shall evaluate periodically its own performance.

Appendix C

VOXWARE, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A.	Purpose

The	purpose of the Nominating and Corporate Governance Committee is to:

•	recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders;

•	recommend to the Board the persons to serve on the Audit Committee and Compensation Committee;

•	review and assess the adequacy of corporate governance principles applicable to the Company; and

•	oversee the evaluation of the Board.

Based upon the ownership of the Company and the current constitution of its Board of Directors, the Company does not currently meet the director independence standards pursuant to the rules of NASDAQ and set forth in this Nominating and Corporate Governance Committee Charter. As a Company that trades on the OTC-Bulletin Board, however, the Company is not required to meet such director independence standards. Accordingly, until such time that the Company must comply with director independence standards pursuant to any applicable governing rules, there shall be no mandatory compliance by the Company required with respect to director independence as set forth in this Nominating and Corporate Governance Committee Charter. All other provisions herein are in full force and effect.

B.	Structure and Membership

1.	Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

2.	Independence. Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3.	Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5.	Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C.	Authority and Responsibilities

General

The Nominating and Corporate Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1.	Selection of Director Nominees. Except where the Company is legally required by contract, by-law or otherwise to provide third parties with the right to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by stockholders. The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

2.	Criteria for Selecting Directors. The Board’s criteria and principles for selecting directors are set forth in Attachment A to this Charter. The Nominating and Corporate Governance Committee shall use such criteria and principles to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

3.	Search Firms. The Nominating and Corporate Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

4.	Selection of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board, including the Nominating and Corporate Governance Committee.

Corporate Governance

1.	Corporate Governance Guidelines. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board; Succession Planning

1.	Evaluation of the Board. The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, which assessment shall be discussed with the Board.

2.	Succession of Senior Executives. The Nominating and Corporate Governance Committee shall oversee an annual review by the Board on succession planning, which shall include transitional leadership in the event of an unplanned vacancy.

3.	Additional Powers. The Nominating and Corporate Governance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3.	Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

4.	Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.	Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

6.	Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

7.	Periodic Self-Evaluation. At lease annually, the Nominating and Corporate Governance Committee shall evaluate its own performance.

ATTACHMENT A

VOXWARE, INC.

CRITERIA FOR NOMINATION AS A DIRECTOR

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interests of all stockholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

6.	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors maintained current knowledge of the responsibilities and obligations of a member of a board of directors of a publicly-held company.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Appendix D

CERTIFICATE OF AMENDMENT

TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VOXWARE, INC.

The undersigned, for purposes of amending the Amended and Restated Certificate of Incorporation (the “Certificate”) of Voxware, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Corporation is Voxware, Inc. (the “Corporation”).

SECOND: The Certificate was filed with the Office of the Secretary of State of the State of Delaware on June 27, 2003. A Certificate of Amendment was filed on December 30, 2003 and on April 30, 2004.

THIRD: That the first paragraph of Article FOURTH of the Certificate is hereby amended to read, in its entirety, as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 2,365,000,000 shares. The Corporation is authorized to have two classes of shares, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock which the Corporation is authorized to issue is 1,500,000,000 shares, and the par value of each of the shares of Common Stock is one tenth of one cent ($.001). The total number of shares of Preferred Stock which the Corporation is authorized to issue is 865,000,000 shares, and the par value of each of the shares of Preferred Stock is one tenth of one cent ($.001). A total of 816,949,489 shares of Preferred Stock, par value $.001 per share, shall be designated the “Series D Convertible Preferred Stock” and a total of 48,050,511 shares of Preferred Stock shall be undesignated as to series.”

FOURTH: That paragraph A of Article FOURTH of the Certificate is hereby deleted in its entirety.

FIFTH: That paragraph B.5.N of Article FOURTH of the Certificate is hereby amended to read, in its entirety, as follows:

“Definition of Common Stock. As used in this paragraph B.5, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series D Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph B.5G.”

SIXTH: That paragraph B.6(a) of Article FOURTH of the Certificate is hereby amended to read, in its entirety, as follows:

“The term “Conversion Date” shall mean, for any conversion pursuant to paragraph B.5A, the date specified in the notice of conversion received by the Corporation, or if no date is specified therein, the date such notice of conversion is delivered (by fax or otherwise) to the Corporation; provided, however, that the Conversion Date shall not be prior to the date of delivery of the applicable notice of conversion and any notice of conversion delivered to the Corporation on a day which is not a business day shall be deemed delivered as of the next following business day.”

SEVENTH: That paragraph C.1 of Article FOURTH of the Certificate is hereby amended to read, in its entirety, as follows:

“Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.”

EIGHTH: Except as expressly amended herein, all other provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on June 27, 2003 and as amended on December 30, 2003 and April 30, 2004, shall remain in full force and effect.

NINTH: That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

* * * * * * *

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation this              day of                                  , 2004.

By:
Thomas J. Drury, Jr., President and Chief Executive Officer

Appendix E

VOXWARE, INC.

2003 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2003 Stock Incentive Plan (the “Plan”) of Voxware, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.	Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 184,050,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 40,000,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”).

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Voxware, Inc., any of Voxware, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

(c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery; or

(4) by any combination of the above permitted forms of payment.

(g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.	Restricted Stock.

(a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7.	Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

(b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

(c) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

(2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8.	General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

(e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.